Exhibit 10.1

AMENDMENT NO. 1

THIS AMENDMENT NO. 1, dated as of June 11, 2014 (this “Amendment”), to the Credit Agreement, dated as of October 7, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”) by and among CRESTWOOD MIDSTREAM PARTNERS LP (F/K/A INERGY MIDSTREAM, L.P.), a Delaware limited partnership (the “Borrower”), the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as Administrative Agent (the “Administrative Agent”), Swingline Lender and Issuing Bank, and the other parties thereto.

RECITALS:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has further requested that the Credit Agreement be amended as set forth herein; and

WHEREAS, the Required Lenders are willing to agree to this Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.Amendment of the Credit Agreement. The Credit Agreement shall be amended as of the Amendment Effective Date (as defined below) as set forth below.

(a)    Section 5.13(a) of the Credit Agreement is hereby amended by inserting the following parenthetical immediately following the words “all Unrestricted Subsidiaries” appearing in clause (5) of such Section:

“(in the case of any Unrestricted Subsidiary that is not a Wholly Owned Subsidiary, including only a percentage of its total assets corresponding to the percentage of its Equity Interests owned by the Borrower or any Restricted Subsidiary)”

(b)    Section 6.05 of the Credit Agreement is hereby amended by (i) deleting the words “the Borrower or” in each place those words appear in the fifth and sixth lines of such Section and (ii) amending and restating the last paragraph of such Section in its entirety as follows:

“Notwithstanding anything to the contrary contained in Section 6.05 above, (i) no sale, transfer or other disposition of assets shall be permitted by this Section 6.05 (other than sales, transfers, leases or other dispositions to Loan Parties pursuant to paragraph (c) hereof) unless such disposition is for fair market value, (ii) no sale, transfer or other disposition of assets shall be permitted by paragraph (a), (d), or (j) of this Section 6.05 unless such disposition is for at least 75% cash consideration and (iii) no sale, transfer or other disposition of assets in excess of $20.0 million shall be permitted by paragraph (g) of this Section 6.05 unless such disposition is for at least 75% cash consideration; provided that for purposes of clauses (ii) and (iii), the amount of any secured Indebtedness or other Indebtedness of a Subsidiary of the Borrower that is not a Loan Party (as shown on the Borrower’s or such Subsidiary’s most recent balance sheet or in the notes thereto) that is assumed by the transferee of any such assets shall be deemed to be cash.”
(c)    Section 6.06 of the Credit Agreement is hereby amended by inserting the following parenthetical immediately following the words “of its Equity Interests” and immediately before the words “or set aside any amount” appearing in the introductory paragraph of such Section:

“(other than redemptions, purchases, retirements and acquisitions of Equity Interests made solely through the issuance of additional shares of Equity Interests of the Person redeeming, purchasing, retiring or acquiring such Equity Interests)”

(d)    Section 6.06(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d) provided no Default or Event of Default then exists or would result therefrom, the Borrower may declare and pay dividends or make other distributions, or directly or indirectly redeem, purchase, retire or otherwise acquire for value its Equity Interests, with the proceeds of any issuance of Equity Interests permitted to be made under this Agreement; and”

SECTION 3.Conditions to Effectiveness. This Amendment shall become effective on the date on which (the “Amendment Effective Date”) the Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of (i) the Borrower and (ii) the Required Lenders.

SECTION 4.Representations and Warranties of the Borrower. The Borrower hereby represents and warrants, as of the Amendment Effective Date, as follows:

(a)    Each of the representations and warranties contained in Article III of the Credit Agreement and the other Loan Documents is true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date except to the extent that such representations and warranties expressly specifically refer to an earlier date (in which case such representations and warranties are true and correct in all material respects as of such earlier date); and

(b)    No Default or Event of Default exists after giving effect to this Amendment.

SECTION 5.Effects on Loan Documents.

(a)    Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents.

(c)    The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

SECTION 6.Amendments; Execution in Counterparts.

(a)    This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Required Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

(b)    This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the Required Lenders party hereto. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or other electronic submission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 7.GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first written above.
[NAME OF REQUIRED LENDER(S)]

By:______________________________
Name:
Title:

Notice Address:

Attention:
Telephone:
Facsimile:

CRESTWOOD MIDSTREAM PARTNERS LP

By: Crestwood Midstream GP LLC, its general partner

By: ______________________________
Name:
Title:

Signature Page to Amendment No. 1

Consented to by:

WELLS FARGO BANK, N.A.,
as Administrative Agent, Swingline Lender,
Issuing Bank and Lender

By: _____________________________
Name:
Title:

Signature Page to Amendment No. 1